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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): FEBRUARY 24, 2006


                        PACIFICHEALTH LABORATORIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)


          DELAWARE                   000-23495                  22-3367588
----------------------------        -----------           ----------------------
(State or Other Jurisdiction        (Commission               (IRS Employer
     of Incorporation)              File Number)          Identification Number)


100 MATAWAN ROAD, SUITE 420, MATAWAN, NJ                   07747-3913
(Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (732) 739-2900


                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01         OTHER EVENTS


         On February 24, 2006, PacificHealth Laboratories, Inc. (the "Company"), issued the Press Release attached hereto as Exhibit 99.1



ITEM 9.01  - FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

99.1     Press release dated February 24, 2005.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PACIFICHEALTH LABORATORIES, INC.


Dated:  February 27, 2006                   By:  /s/ Stephen P. Kuchen
                                                 -------------------------------
                                                 Stephen P. Kuchen
                                                 Chief Financial Officer

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